April 2007 Director of Investor Relations Maryann T. Seaman (281) 591-4080 Houston maryann.seaman@fmcti.com Presenter: Joseph H. Netherland Chairman of the Board Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.
The Appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

• Citrus Extractors
• Freezing Systems
• Food Processing
Systems
• Loaders
• Deicers
• Boarding
Bridges
• RampSnake
• Subsea Trees
• Subsea Controls
• Subsea Production Systems
• Surface Wellheads
• Separation Systems
• Fluid Control
• Loading Systems
• Measurement Solutions
FMC Technologies at a Glance
2006 Revenue: $3.8 Billion
Energy
Systems
77%
Airport
Systems
9%
FoodTech
14%
Revenue from Continuing Operations

Order Inbound and Backlog
Continued Growth on the Strength of Subsea
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
2002 2003 2004 2005 2006
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2002 2003 2004 2005 2006
Orders Backlog
Energy Systems FoodTech and Airport
$B $B
$1.97
$2.30
$3.06
$3.50
$0.90
$1.01
$1.53
$1.89
$2.65
$4.56

$2.2
$3.8
$2.0
$2.5
$3.1
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2002 2003 2004 2005 2006
Strong Financial Results
Energy Systems Driving Growth
1 See Appendix I  for reconciliation of 2004 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
0
50
100
150
200
250
300
350
400
2002 2003 2004 2005 2006
Segment Operating Profit
(Adj. Op. Profit)
Airport FoodTech Energy Systems
1
$M
$B
Revenue

$2.00
$1.41
$3.01
$0.81
$3.80 - $4.00
$1.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
2002 2003 2004 2005 2006 2007 Est
Strong Financial Results
Upward Trend in Income from Continuing Operations
Adjusted Income from Continuing Operations per Diluted Share
(Adjusted Income)
1
1 See Appendix II for reconciliation of 2004 and 2005 adjusted income from continuing operations per diluted share (non-GAAP measure) to U.S. GAAP.
1
(Adjusted Income)

Annual Stock Price % Changes
(Non-Cumulative)
43.6%
13.5%
33.3%
38.2%
14.0%
24.2%
-17.8%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
2001 2002 2003 2004 2005 2006 1Q07
*Source:  Thomson One; Data through 27-Mar-07

0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2001 2002 2003 2004 2005 2006
Subsea Production Systems
29% Compounded Annual Growth
Subsea
47%
All Others
53%
$M
2006 FTI Revenues
Subsea Revenue
Subsea is Our Largest And Fastest Growing Business

9 Aker Kvaerner 13% Dril Quip 4% Vetco Gray 17% Cameron 26% FTI 40% 2002-2006 Unit Market Share* Subsea Production Systems Market Leader *Source: Quest Offshore Resources February 2007

Major Subsea Project Opportunities
Greater than $150M Over the Next 15 Months
Operator Project Location
No. of
Trees
Shell Perdido GoM 17
Chevron Gorgon Australia 12
Shell Bonga SW Nigeria 38
Woodside Pluto Australia 5
Total Pazflor Angola 46
BP Skarv Norway 17
Petrobras Cascade GoM 21
Shell Gumusut Malaysia 19
Total Usan Nigeria 44
BP Block 31 Angola 36
Woodside Browse Australia 16
Chevron Jack / St. Malo GoM 30
ENI Goliat Norway 12
Total CLOV Angola 30
Total Preowe Nigeria 30
373 Total Projected Trees to be Awarded

0
100
200
300
400
500
600
2004 2005 2006 2007
0
50
100
150
200
250
300
350
400
2004 2005 2006 2007 - 2008
Global Subsea Tree Installations*
FTI Manufacturing Capacity
FoodTech
Airport
Energy
Systems
Capacity Increases to Meet Tree Demand
$120 - $125 million
Capital Spending Projections for 2007**
*Source:  Quest Offshore Resources Inc. Dec. 2006
Units
Units
**  Excludes potential expansion due to additional RLWI opportunities.

12 Growing Energy Systems • Expanding the subsea franchise • Expanding other energy businesses

13 Subsea Processing Light Well Intervention Expanding the Subsea Franchise Subsea Separation Gas Compression

Light Well Intervention
Increased Oil Recovery
• Low-cost subsea well intervention
• Enhanced reservoir recovery
• 6-year contract with Statoil
538
381
376
168
1210
Subsea Wells >5-yrs Old in ~2012
(Intervention need occurs after ~5 years of production)

15 Tordis Subsea Separation Station Potential to recover additional 19 million barrels • First full-scale subsea separation station • Operational Q4 2007 • Contract value for FTI $100 million

16 Subsea Gas Compression Subsea Compression Station Subsea Compressor System

Strong Cash Flow Has Reduced Net Debt
At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution
Agreement with FMC Corporation.
$139
$301
$245
$203
$193
$39
$103
$37
$66
$69
1/1/01
(pro-forma)
12/31/02
12/31/03
12/31/04
12/31/05
Synthetic Leases
Debt Net of Cash
$M
12/31/06 12/31/01

Return On Investment
0%
5%
10%
15%
20%
25%
2002 2003 2004 2005 2006
Return on Investment (ROI) is calculated as income from continuing operations before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity. The calculations of
2004 and 2005 ROI use adjusted income from continuing operations which is a non-GAAP measure. See Appendices I and III.
FMC Technologies
Oil Service Index Median
S&P 500 Median

In Summary
• Strong and Growing Subsea Franchise
• Expanding the Subsea Franchise
– Light Well Intervention
– Subsea Separation
– Gas Compression
• Growing Other Energy Business
• Strong Balance Sheet
An Oilfield Services Company with

20 Appendices

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2004
$     91.6 Income from continuing operations (GAAP measure)
6.1 Add back: Goodwill impairment, net of income taxes
$  124.2
Adjusted segment operating profit - Energy Systems
(non-GAAP measure)
$    97.7 Adjusted income from continuing operations (non GAAP measure)
6.5 Add back: Goodwill impairment
$    117.7 Segment operating profit - Energy Systems (GAAP measure)
FY 2004

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
$  2.00 Adjusted income from continuing operations per diluted share (non-GAAP measure)
0.36 Plus: Tax expense – American Jobs Creation Act
(0.22) Less: Gain on disposal of investment, net of income taxes
$  1.86 Income from continuing operations per diluted share (GAAP measure)
FY 2005 2005
$  1.41 Adjusted income from continuing operations per diluted share (non-GAAP measure)
0.09 Plus: Goodwill impairment, net of income taxes
$  1.32 Income from continuing operations per diluted share (GAAP measure)
FY 2004 2004

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
(15.4) Less: Gain on disposal of investment, net of income taxes
$ 131.5 Income from continuing operations (GAAP measure)
25.5 Plus: Tax expense – American Jobs Creation Act
$ 141.6 Adjusted income from continuing operations (non-GAAP measure)
FY 2005